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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-39758) of Visteon Corporation of our report dated June 24, 2003 relating to the financial statements of Visteon Investment Savings Plan for Hourly Employees, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Detroit, Michigan
June 24, 2003